UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2020

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Kendrick Street, Building C East

Needham, Massachusetts 02494

(Address of principal executive office) (Zip Code)

(617) 928-5300

(Registrant’s telephone number, including area code)

460 Totten Pond Road, Suite 530

Waltham, Massachusetts 02451

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

On January 10, 2020, Chiasma, Inc. (the “Company”) issued a press release (the “Press Release”) providing a year-end corporate update and preliminary 2020 outlook, which Press Release included the Company’s preliminary approximate cash, cash equivalents and marketable securities as of December 31, 2019 (the “Financial Information”). The Financial Information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2019 and its results of operations for the twelve months ended December 31, 2019. A copy of the Press Release is furnished herewith as Exhibit 99.1.

The Financial Information set forth in Item 2.01 and Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD.

A copy of the slide presentation that will be used by representatives of the Company in connection with investor meetings and presentations from time to time (the “Corporate Presentation”) is attached to this Current Report on Form 8-K as Exhibit 99.1. The Corporate Presentation is current as of January 10, 2020, and the Company disclaims any obligation to correct or update this material in the future.

The information set forth in Item 7.01 and Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 10, 2020, the Company issued the Press Release, which announced, among other things, the Company’s resubmission of its new drug application (“NDA”) to the United States Food and Drug Administration (“FDA”) seeking marketing approval for its investigational octreotide capsules product candidate, conditionally trade-named MYCAPSSA®, for the maintenance treatment of adults with acromegaly. Following the anticipated approval of the NDA by the FDA, the Company expects to submit two manufacturing supplements to the NDA to provide for an additional active pharmaceutical ingredient (“API”) manufacturer and an additional commercial-scale manufacturing site affiliated with the API manufacturer currently referenced in the NDA. These manufacturing sources were not included in the NDA resubmission in order to allow for further time for the additional API manufacturer not referenced in the NDA to resolve observations from a recent regulatory inspection and to allow the Company to seek the FDA’s designation of the resubmission of the NDA as a Class 2 resubmission, which typically entails a six-month review period. The Company is currently procuring API from both sources in anticipation of an NDA approval and, subject to FDA’s timely approval of the NDA and either of the manufacturing supplements, expects to have oral octreotide product available to support its planned commercial launch in the fourth quarter of 2020.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary note on forward-looking statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the Company’s intent to submit manufacturing supplements to its NDA to provide for an additional API manufacturer and for an additional commercial-scale manufacturing site of the API manufacturer currently referenced in the NDA following a potential NDA approval by the FDA and statements concerning the Company’s expectations regarding the availability of oral octreotide product supply. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond the Company’s control, that may cause actual events or results to differ materially from the Company’s current expectations. For example, the review of any manufacturing supplement to the NDA to provide for an additional API manufacturer and an additional API manufacturing site will require FDA review and approval of the manufacturing process, facility, equipment and procedures in place at each manufacturer in accordance with the FDA’s current good manufacturing practice requirements and may require additional regulatory inspections of each manufacturer, which could prevent or delay approval of any such manufacturing supplement to the NDA and prevent or delay commercial launch. In addition, even if the Company is able to obtain approval of the additional API manufacturer or additional API manufacturing site, there can be no guarantee that the Company will be able to secure API or commercial octreotide capsules in sufficient quantities, in a timely manner or at all and initiate the planned commercial launch of octreotide capsules. Management’s expectations and, therefore, any forward-looking statements in this Current Report on Form 8-K could be affected by risks and uncertainties relating to a number of factors, including the following: the content and timing of decisions made by the FDA, including with respect to the NDA and any manufacturing supplements to the NDA we may submit to the FDA, the results of any inspections of the Company’s third-party manufacturers, the Company’s reliance on third parties to manufacture API and commercial octreotide capsules, and the Company’s ability to obtain and retain requisite regulatory approvals for the commercial sale of octreotide capsules in the United States. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and in subsequent filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 10, 2020.

99.2	Corporate presentation current as of January 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2020	Chiasma, Inc.

	By:	/s/ Mark J. Fitzpatrick
Mark J. Fitzpatrick
President